DUNHAM FUNDS

Dunham Monthly Distribution Fund

Class A (DAMDX)

Class C (DCMDX)

Class N (DNMDX)

Supplement dated April 2, 2013 to the Prospectus and Summary Prospectus dated February 22, 2013 (the “Prospectus”).  This Supplement updates and supersedes any contrary information contained in the Prospectus

Effective April 1, 2013, Westchester Capital Management, LLC, Sub-Adviser to the Dunham Monthly Distribution Fund (the “Fund”) has contractually agreed to waive or limit its Sub-Advisory fees so that such fees, on an annual basis, do not exceed 1.05% of the Fund’s aggregate average daily net assets.  This Agreement is effective as of April 1, 2013 and shall remain in effect until December 31, 2014.

Reference is made to the section entitled “Fees and Expenses of the Fund” located on page 1 of the Prospectus and page 1 of the Fund’s Summary Prospectus.  The table describing the expenses of the Dunham Monthly Distribution Fund is deleted in its entirety and replaced with the following:

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.85%	1.85%	1.85%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.90%	0.90%	0.90%
Dividend Expense on securities sold short 0.24%
Remaining Other Expenses 0.66%
Acquired Fund Fees and Expenses (1)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	3.01%	3.76%	2.76%
Fee Waiver (2)	(0.18%)	(0.18%)	(0.18%)
Total Annual Fund Operation Expenses After Fee Waiver and/or Reimbursement	2.83%	3.58%	2.58%

(1)  Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table may not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies

(2)  The Fund’s Sub-Adviser has contractually agreed to waive or limit its Sub-Advisory fees so that such fees, on an annual basis, do not exceed 1.05% of the Fund’s aggregate average daily net assets.  This Agreement is effective as of April 1, 2013 and shall remain in effect until December 31, 2014.

The table under the sub-heading “Example” that describes the costs of investing in shares of the Dunham Monthly Distribution Fund is deleted in its entirety and replaced with the following:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$845	$1,436	$2,051	$3,699
Class C	$361	$1,133	$1,924	$3,990
Class N	$261	$ 839	$1,443	$3,077

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated February 22, 2013, or as subsequently amended, which provide information that you should know about the Dunham Monthly Distribution Fund before investing and should be retained for future reference.  These documents are available upon request and without charge by calling the Dunham Funds at (888) 3DUNHAM (338-6426).

Supplement dated April 2, 2013